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                                                                      EXHIBIT 25


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of not more than $300,000,000 principal amount of debt securities bearing such name or designation and having such maturities, such interest rates and other provisions and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK and CHESTER D. LONGENECKER, and each of them, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK and CHESTER D. LONGENECKER, or any of them, as said attorney, may or shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 26th day of June, 1995.




                             Signature: /s/ Roy A. Guthrie
                                            Roy A. Guthrie

                             Office: Executive Vice President, Comptroller, Principal Accounting Officer and Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of not more than $300,000,000 principal amount of debt securities bearing such name or designation and having such maturities, such interest rates and other provisions and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK and CHESTER D. LONGENECKER, and each of them, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK and CHESTER D. LONGENECKER, or any of them, as said attorney, may or shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 26th day of June, 1995.




                             Signature: /s/ Keith W. Hughes
                                            Keith W. Hughes

                             Office:    Chairman of the Board, Principal
                                        Executive Officer and Director
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                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of not more than $300,000,000 principal amount of debt securities bearing such name or designation and having such maturities, such interest rates and other provisions and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK and CHESTER D. LONGENECKER, and each of them, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK and CHESTER D. LONGENECKER, or any of them, as said attorney, may or shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 26th day of June, 1995.




                             Signature: /s/ James E. Jack
                                            James E. Jack

                             Office:    Senior Executive Vice President,
                                        Principal Financial Officer and Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of not more than $300,000,000 principal amount of debt securities bearing such name or designation and having such maturities, such interest rates and other provisions and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK and CHESTER D. LONGENECKER, and each of them, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK and CHESTER D. LONGENECKER, or any of them, as said attorney, may or shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 26th day of June, 1995.




                            Signature:  /s/ Joseph M. McQuillan
                                            Joseph M. McQuillan

                            Office:     Director